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                                                                    EXHIBIT 99.1

                           MASTER SERVICES AGREEMENT

      ISTA Pharmaceuticals, Inc. ("ISTA"), located at 15279 Alton Parkway #100 Irvine, California 92692 and R.P. Scherer West, Inc. doing business as SP Pharmaceuticals ("SP"), located at 4272 Balloon Park Road, N.E., Albuquerque, New Mexico 87109 agree:

      1.    RECITALS.

            A. ISTA has developed and wishes to distribute certain pharmaceutical products and wants SP to formulate, sterile filter, fill, lyophilize, package and perform certain tests on the Product.

            B. SP has the facilities and expertise to perform the manufacturing and other services required by ISTA. ISTA and SP wish to enter into this Agreement for such manufacturing and services.

            C. SP will supply ISTA with Product as defined in this Agreement and the Exhibits hereto.

      2. DEFINITIONS. The following definitions will apply whenever such terms are used throughout this Agreement or any schedules attached hereto:

            A. "Affiliate" shall mean with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, "control" including, with correlative meanings, the terms "controlled by" and "under common control with" means ownership directly or indirectly of more than fifty percent (50%) of the equity capital having the right to vote for election of directors in the case of a corporation and more than fifty percent (50%) of the beneficial interest in the case of a business entity other than a corporation.

            B. "Agency" means the FDA and any other governmental regulatory authority within a Territory involved in regulating any aspect of the development, manufacture, market approval, sale, distribution, packaging or use of the Product.

            C.    "Agreement" shall mean this Master Services Agreement.

            D. "API" shall mean the active pharmaceutical ingredient used in the manufacture of the Product as defined in the Scope of Work applicable to the particular Product manufactured by SP.

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* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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            E.    "Applicable Laws" means all laws, ordinances, rules and
regulations within a Territory applicable to the Processing of Product and the obligations of SP or ISTA, as the context requires, under this Agreement, and includes, without limitation, (i) all applicable federal, state and local laws and regulations of each Territory; (ii) the U.S. Federal Food, Drug and Cosmetic Act, and (iii) the "GMPs." Applicable Laws shall also include all laws, ordinances, rules and regulations applicable in Territories added to this Agreement after the Effective Date of this Agreement.

            F.    "Bankrupt Party" shall have the meaning set forth in Section
15.C.

            G. "Batch" shall mean a batch of Product ordered by ISTA pursuant to the terms of this Agreement which has a distinct lot number assigned by SP in accordance with instructions agreed to by ISTA.

            H. "Calendar Year" shall mean the consecutive twelve (12) month period beginning January 1 of a year and ending December 31 of such year.

            I.    "Claim" shall have the meaning set forth in Section 19.C.

            J. "Commencement Date" shall mean the date upon which the FDA approves the Product for commercial sale.

            K. "Confidential Information" shall mean any information disclosed by a Disclosing Party to a Receiving Party hereunder which is designated in writing as "confidential", including without limitation: (i) all information relating to the Product, API, Raw Materials, licenses, patents, patent applications, technology, processes and business plans of the Disclosing Party, (ii) all notes, analyses, studies or other documents prepared by the Receiving Party which contain or are based on such information or material relating to the information disclosed by the Disclosing Party, and (iii) all information obtained by the Receiving Party upon visiting the Disclosing Party's facilities or reviewing products, plans, processes, formulations, operations, facilities, equipment or other assets of the Disclosing Party.

            L. "Contract Year" means each consecutive twelve (12) month period beginning on the Commencement Date.

            M. "Disclosing Party" shall mean a party disclosing Confidential Information to the other party pursuant to this Agreement.

            N. "Effective Date" shall mean, with respect to a particular document, the signature date of the last party to sign such document.

            O. "EMEA" means The European Agency for the Evaluation of Medicinal Products.



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            P.    "Excipient Ingredients" shall mean the inactive chemical
ingredients in the Product other than the API.

            Q. "Fails To Supply" shall mean with respect to the Product, a failure to supply ISTA at least [*] of the quantity of Product ordered by ISTA for the applicable period.

            R.    "FDA" shall mean the United States Food and Drug
Administration.

            S.    "Firm Order" shall have the meaning set forth in Section 5.C.

            T. "GMPs" shall mean all applicable standards within the Territories relating to manufacturing practices for intermediates, bulk products, or finished pharmaceutical products (i) in the form of laws or regulations, or (ii) in the form of guidance documents (including, but not limited to, advisory opinions, compliance policy guides and guidelines) which guidance documents are being implemented within the pharmaceutical manufacturing industry for such products. GMPs shall also include good manufacturing practice regulations promulgated by an Agency in a Territory added to this Agreement after the Effective Date of this Agreement, solely to the extent ISTA or its designee has provided written copies of such regulations to SP prior to SP's Processing Product under this Agreement. Copies of all laws shall be in the English language.

            U. "Improved Process" shall mean a manufacturing Process for the Product where (i) the lyophilization cycle is less than or equal to [*], and
(ii) the Batch size is at least [*] or more of the maximum capacity of the lyophilizer used by SP for Processing as of the effective date of this Agreement for each vial size.

            V.    "Indemnified ISTA Parties" shall have the meaning set forth in
Section 19.B.1.

            W. "Indemnified Party" shall mean a party seeking indemnification pursuant to this Agreement.

            X. "Indemnifying Party" shall mean the party from whom the Indemnified Party is seeking indemnification pursuant to this Agreement.

            Y.    "Indemnified SP Parties" shall have the meaning set forth in
Section 19.A.1.

            Z. "Initial Payment" shall have the meaning set forth in Section 8.A.(1).

            AA.   "ISTA Designee" shall mean a third party, other than a third party who is primarily engaged in the business of pharmaceutical contract manufacturing, which has agreed to be subject to a confidentiality agreement with SP having terms substantially similar to those contained in Section 17 of this Agreement, and which has a reasonable need to inspect SP's premises in connection with the Product.

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             * An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


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            BB.   "Master Batch Record" shall mean the master production and control records required by the Food and Drug Administration to be kept for the Product pursuant to 21 CFR Section 211.186.

            CC.   "Minimum Requirement" shall have the meaning set forth in
Section 5.A.

            DD.   "Non-Conforming" shall mean a Product or particular Raw
Material that was not Processed in conformity with the Specifications or otherwise does not conform with the Specifications upon making the Product available to ISTA for ISTA's final release testing.

            EE.   "Person" shall mean any individual, corporation, company,
limited liability company, partnership, business trust, business association, governmental entity, governmental authority or other legal entity.

            FF.   "Pharmaceutical Price Index" shall mean that particular index within the U.S. Department of Labor's Producer Price Index -- Commodities, which is categorized under the Group, "Chemicals and Allied Products," item "Pharmaceutical preparations" and having the Series ID of WPU0638.

            GG.   "Price Increase" shall mean an increase in SP's Prices
pursuant to this Agreement.

            HH.   "Price Increase Date" shall mean the first date upon which any
Price Increase is to become effective.

            II. "Price Increase Notice" shall mean SP's written notice to ISTA of a Price Increase, which shall include the information required by Section 7.D.

            JJ.   "Prices" shall mean SP's prices for materials and services as set forth in Exhibit B.

            KK.   "Process" or "Processing" shall mean the manufacturing process for the Product including, but not be limited to, bulk solution manufacturing, filtering, lyophilization, filling, inspection, testing, labeling and packaging of Products.

            LL.   "Product" shall mean ISTA's pharmaceutical product containing hyaluronidase that is manufactured, labeled, and packaged in accordance with the Specifications (as defined below), and trademarked as of the Effective Date as Vitrasea.

            MM.   "Product Contact" shall mean the individuals appointed by each of SP and ISTA to coordinate communication between the two companies.



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            NN.   "Protocol" shall mean any protocol, whether prepared by SP or
ISTA, describing work to be performed by SP.

            OO.   "Purchase Order" shall have the meaning set forth in Section
6.

            PP.   "Receiving Party" shall mean a party receiving Confidential
Information of the other party pursuant to this Agreement.

            QQ.   "Representatives" shall have the meaning set forth in Section
17.A.

            RR.   "Raw Materials" shall mean Excipient Ingredients, vials,
stoppers, seals, and/or labeling and packaging components other than API, needed to produce the Product.

            SS.   "Release Certificate" shall mean a certificate prepared by
ISTA for each Batch of Product which indicates ISTA's final testing results from Batch samples and approval of the Batch records for such Batch.

            TT.   "Rolling Forecast" shall have the meaning set forth in Section
5.C.

            UU.   "Scheduled Manufacture Date" shall mean the first day upon which SP begins to combine the API with the Excipient Ingredients.

            VV. "Specification" shall mean an individual Product standard contained in Exhibit A as amended by the parties hereto during the term hereof, or the Master Batch Record applicable to the Product, and "Specifications" shall mean collectively, all of the Specifications.

            WW.   "Scope of Work" shall mean the Scope of Work attached to this
Agreement as Exhibit A.

            XX.   "Subsequent Payment" shall have the meaning set forth in
Section 8.A.(1).

            YY.   "Supplied Material Cost" shall mean the book value of any Raw
Materials or API provided by ISTA to SP as stated on ISTA's account books as of the date of delivery of such materials to SP.

            ZZ.   "Territory" means the United States of America, Canada, Japan, the countries subject to the regulatory jurisdiction of the EMEA, and such other countries which the parties agree in writing to add to this Agreement from time to time.

            AAA. "Total Annual Need" shall mean the total number of vials of Product which ISTA supplies in each calendar year, directly or indirectly, to third parties for distribution in those countries within the Territory for which SP agrees to supply in accordance with this Agreement and Applicable Laws, including all manufacturers of such Product; provided, however, that the Total Annual Need shall not include any quantity of Product which is in excess of a third party's Product



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purchase obligations set forth in a firm order or firm forecast or in excess of
SP's maximum volume commitments set forth in Exhibit B.

      3.    THE WORK.

            A. Manufacturing and Other Services. Upon receipt of a Purchase Order, SP will Process the Product in accordance with the Specifications and the applicable Scope of Work.

            B. Regulatory Support. SP will provide ISTA, at no additional cost, with all regulatory support required to prepare the Type I DMF FDA Drug Master File and for FDA inspections of SP facilities. If additional regulatory support is required or requested by ISTA, SP shall provide such support to ISTA at SP's then current rates for such services, including the cost of any specialized labor or materials used.

            C. Amendments. Amendments to this Agreement and any Exhibit hereto shall be automatically made a part of this Agreement upon the written agreement of SP and ISTA.

            D. Conflicts. Unless otherwise agreed to by the parties in writing, the terms and conditions of this Agreement shall supercede and control any conflicting term or condition in any Exhibit, Quality Agreement or Purchase Order.

            E. Designated Product Contact. SP and ISTA will each designate a specific contact for communications relating to SP's services rendered pursuant to this Agreement ("Product Contact"). The Product Contact will be the primary contact for discussions about the Product and SP's services. Each party shall deliver Product forecasts and other significant documentation to the other party's Product Contact or such other person as the other party may designate from time to time.

      4. EXPERIMENTAL BATCHES. Each Batch of Product manufactured under this Agreement will be considered to be an "Experimental Batch" until SP has manufactured three (3) consecutive Batches of Product which meet the Specifications applicable to such Product. The term "Experimental Batch" shall include without limitation any Batch manufactured following (i) a change in Specifications, (ii) implementation of the Improved Process, or (iii) a scale-up in the manufacturing process to produce greater quantities of Product, until SP has manufactured three (3) consecutive batches of Product meeting the new Specifications. ISTA shall be responsible to pay for each Experimental Batch which fails to meet the Specifications at the price agreed to by the parties (which price shall exclude the costs of Raw Materials and API provided by ISTA); provided that if such batch does not meet the Specifications due to SP's negligence, the failure of SP's Processing equipment, or SP's failure to adhere to the batch records, ISTA shall not be responsible for any such costs. SP and ISTA shall cooperate in good faith to resolve any problems causing the out-of-Specification Batch.



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      5.    ANNUAL MINIMUM REQUIREMENT & FORECASTS.

            A. Minimum Requirement. ISTA shall purchase from SP at least [*] of its Total Annual Need for the Product during the term of this Agreement ("Minimum Requirement"); provided, however, that if the Minimum Requirement exceeds SP's maximum volume commitments set forth in Exhibit B for any applicable period, ISTA shall not be required to purchase from SP the volume of Product that exceeds the Minimum Requirement. ISTA shall provide to SP, on or before January 31 of each year, a statement of the total quantities of Product manufactured by all manufacturers of such Product in the previous year in order for SP to monitor ISTA's compliance with this Section.

            B. Failure to Supply. Notwithstanding any other provision in this Agreement, if SP Fails to Supply Product ordered pursuant to a Firm Order for any [*], ISTA shall be entitled to obtain such quantities of Product from any other party such quantities of Product as SP is unable to supply during such period. ISTA shall not be obligated to purchase the Minimum Requirement from SP for [*] following completion of [*] in which SP has fully supplied each Purchase Order (defined below) submitted to SP by ISTA for such [*].

            C. Monthly Forecast. Beginning on the first day of the month not less than one hundred twenty (120) days before the Commencement Date, and thereafter on the first day of each month, ISTA will deliver to SP's Product Contact a rolling forecast of its need for Product for the following twelve (12) month period (each, a "Rolling Forecast"). The quantities of Product to be delivered in the first ninety (90) days of each Rolling Forecast shall be a firm order for Product ("Firm Order") and the remainder of the Rolling Forecast shall be for advisory purposes only and non-binding.

            D. SP Obligation to Meet Requirements. SP shall supply ISTA such quantities of Product ordered by ISTA pursuant to the Firm Order up to the maximum annual vial production quantities specified in the "Other Comments" column of the "Commercial Supply Manufacture" Section of Exhibit B, as applicable to the vial and batch sizes specified therein. Subject to the requirements of Section 6, SP will use reasonable commercial efforts to supply quantities of Product ordered by ISTA in excess of the Firm Order.

      6. PURCHASE ORDERS. ISTA will initiate an order for Product by sending to SP a specific purchase order for Product at least ninety (90) days prior to the requested delivery date for the Product covered by the purchase order ("Purchase Order"), provided that the first Purchase Order submitted by ISTA hereunder may be sent seventy-five (75) days or more prior to the requested delivery date. If the first Purchase Order submitted hereunder is submitted less than 90 days prior to the requested delivery date, such Purchase Order shall order no more than two batches of Product. Aggregate quantities of Product ordered in Purchase Orders pursuant to this Section 6 shall reflect no less than those quantities of Product that ISTA is obligated to purchase from SP pursuant to the Firm Orders submitted to SP pursuant to Section 5.C. If there is a conflict between the terms of this Agreement and any Purchase Order, the terms of this Agreement will control.

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* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


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      7.    PRICING.

            A. Price. ISTA will pay SP for Product manufactured or services performed in accordance with the terms set forth in this Agreement and in Exhibit B attached hereto.

            B.    Price Increases.

                  (1) Increased Manufacturing Costs. Except as provided in Sections 7.B.2. and 7.B.3 of this Agreement, SP's Prices to manufacture clinical or commercial supplies of the Product shall remain fixed until the earlier of [*] ("Fixed Price Period"). SP will implement a Price Increase following the Fixed Price Period. Any such proposed Price Increase will be in proportion to, and not exceed, the [*] over the [*] preceding the date of the Price Increase Notice. The amount of the aggregate Price Increase for the Product pursuant to this subsection over any particular twelve (12) month period will not exceed [*] of the per unit Product Price in the twelve (12) month period preceding the Price Increase Date as set forth in the Price Increase Notice. Prices revised in accordance with this subsection will remain fixed for a period of twelve (12) months following the Price Increase Date, subject to any changes pursuant to Sections 7.B.2. or 7.B.3. of this Agreement.

                  (2) Materials Increases. Notwithstanding any increases pursuant to Section 7.B.1., if SP's cost for any Raw Material increases by more than [*], SP shall be entitled to increase its manufacturing prices to ISTA by the amount of such price increase; provided that SP shall use reasonable efforts to minimize such costs for Raw Materials. SP shall provide to ISTA copies of invoices evidencing the increased cost of such Raw Materials.

                  (3) Product or Service Changes. SP may implement a Price Increase for a particular Product or service if material changes are made to any applicable Scope of Work, Protocol or Master Batch Record and such changes result in increased costs to SP; provided that in all cases such changes are pre-approved in writing by ISTA. If SP proposes to increase its Prices pursuant to this Section 7.B.3., SP will send a Price Increase Notice to ISTA in accordance with Section 7.C. Unless ISTA objects in writing to the Price Increase within fifteen (15) days after receipt of the Price Increase Notice, the Price Increase will take effect on the Price Increase Date stated in the Price Increase Notice and shall apply to all Purchase Orders submitted after the Price Increase Date. If ISTA does object to such Price Increase Notice, such written objection shall describe the basis for ISTA's objections. Within ten
(10) business days thereafter, the parties shall begin good faith negotiations to agree upon a Price Increase reasonably related to the requested change. Despite any such objection, SP shall remain obligated to manufacture Product, without the implementation of such changes to the Product or Process, which ISTA is obligated to order or purchase pursuant to Sections 5 and 6 for the price existing prior to any Price Increase.

            C. Price Increase Notice. SP will notify ISTA of a Price Increase by delivering a Price Increase Notice to ISTA. Except as otherwise provided by
Section 7.B.3., SP will deliver each Price Increase Notice to ISTA at least thirty (30) days prior to the effective date of the Price

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*An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Increase. The Price Increase Notice shall set forth the amount of the Price
Increase, the Price Increase Date, and the basis for such Price Increase.

      8.    PAYMENT TERMS AND TITLE.

            A. Invoicing. SP will invoice ISTA for Product and services as follows:

                  (1) For manufacture of a Batch of Product, SP shall invoice [*] of the estimated Price for such Batch based on the expected total number of vials to be manufactured in such Batch no earlier than [*] prior to the Scheduled Manufacture Date for that Batch of Product ("Initial Invoice"); and the remaining balance due for such Batch ("Subsequent Invoice") upon the earlier of (a) [*] weeks following the date upon which both the Batch records and the Batch samples for a Batch of Product have been shipped to ISTA, or (b) shipment of the Batch of Product by SP;

                  (2) For stability testing, SP shall invoice ISTA [*] of the fee for such testing upon manufacturing of, but no earlier than the Scheduled Manufacture Date for, the Batch to go on stability testing, and the remaining balance at each of the stability checkpoints specified in the applicable stability protocol; or

                  (3) For all other projects performed by SP for ISTA and for other fees incurred by ISTA, SP shall invoice ISTA at the beginning of each month for fees incurred by ISTA during the previous month.

            B. Payment. ISTA shall pay each invoice within thirty (30) days of receipt of such invoice.

            C. Bill and Hold. ISTA may request in writing that SP store Product at its facilities for a period of time prior to shipment ("Bill and Hold"). Such request shall be in writing in substantially the form attached to this Agreement as Exhibit C. For each Bill and Hold, ISTA acknowledges that (i) ISTA has made a fixed commitment to purchase such Product, (ii) risk of ownership for such Product passes to ISTA, (iii) ISTA has requested that such Product be on a Bill and Hold basis for legitimate business purposes, (iv) if no delivery date is determined at the time of billing, SP shall have the right to ship the Product to ISTA if SP does not receive a request for delivery within six (6) months after ISTA receives an invoice from SP, and (v) ISTA will be responsible for any decrease in market value of such Product that relates to factors and circumstances outside of SP's reasonable control. Upon request for shipment of such stored Product by ISTA, SP shall use commercially reasonable efforts to ship such Product within two (2) business days following confirmed receipt of such request, but in no event more than five (5) business days following confirmed receipt of such request. SP shall be entitled to ship to ISTA each Batch of Product stored at its facilities if SP does not receive a signed Bill and Hold Request covering such Batch within seven (7) business days following a request for such Bill and Hold Request. If ISTA elects not to receive such Batch of Product at its facilities and ISTA has not provided a name and address of a qualified recipient of such Product within six (6) months of SP releasing the Product for

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*An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.



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shipment, SP may request, and ISTA shall provide SP, within ten (10) business days of a written request from SP, with the name and address of a qualified recipient of such Product.

            D. Late Payments. Invoices paid later than thirty (30) days from the date of receipt of such invoice will be charged one and one-half percent (1.5%) interest per month, or the maximum amount permitted by law if less than one and one-half percent (1.5%) per month or eighteen percent (18%) per year.

            E. Cancellation & Rescheduling Fee. If ISTA cancels or reschedules the manufacture of Product ordered pursuant to a Purchase Order or fails to place a Purchase Order for the quantity of Product ISTA is obligated to purchase pursuant to Section 5.C., ISTA shall pay SP a cancellation/rescheduling fee as follows:

                  (1) If ISTA's aggregate Purchase Orders for Product during [*] are for less than the aggregate amount of Product specified in the Firm Order for that [*], ISTA will pay SP a Firm Order reduction fee equal to [*] of the fee for that aggregate quantity of Product which is less than the aggregate quantity of Product that ISTA was obligated to order in the Firm Order.

                  (2) If ISTA cancels a Purchase Order or reschedules a Scheduled Manufacture Date for a Batch less than [*] but more than [*] prior to such Scheduled Manufacture Date, ISTA will pay SP a fee equal to [*] of the total manufacturing fee which would otherwise be payable for the canceled or rescheduled manufacturing.

                  (3) If ISTA cancels a Purchase Order or reschedules a Scheduled Manufacture Date for a Batch less than [*] but more than [*] prior to such Scheduled Manufacture Date, ISTA will pay SP a fee equal to [*] of the total manufacturing fee which would otherwise be payable for the canceled or rescheduled manufacturing.

                  (4) If ISTA cancels a Purchase Order or reschedules a Scheduled Manufacture Date for a Batch less than [*] but more than [*] prior to such Scheduled Manufacture Date, ISTA will pay a fee equal to [*] of the total manufacturing fee that would otherwise be payable for such canceled or rescheduled Batch, unless SP is able to schedule a replacement Batch [*]. If SP can schedule a replacement Batch in that time period, ISTA will pay to SP a fee equal to [*] of the fee that would otherwise have been payable for such canceled or rescheduled Batch.

                  (5) If ISTA cancels a Purchase Order or reschedules a Scheduled Manufacture Date for a Batch less than [*] prior to the Scheduled Manufacture Date for such Batch, ISTA will pay a cancellation fee equal to [*] of the fee that would otherwise be payable for such canceled or rescheduled Batch, unless SP is able to schedule a replacement Batch [*]. If SP can schedule a replacement Batch in that time period, ISTA will pay to SP a cancellation fee equal to [*] of the total manufacturing fee that would otherwise have been payable for the canceled or rescheduled Batch.

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* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.


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

For purposes of this section, any cancellation or rescheduling of a Scheduled Manufacture Date by SP shall be deemed to be a cancellation by ISTA, provided that (i) ISTA did not pay an Initial Invoice as required by Section 8.B. of this Agreement, (ii) SP provided notice of such failure to pay as required by Section 15.B., (iii) the unpaid Initial Invoice is not a Disputed Invoice as provided in
Section 15.B., and (iv) ISTA did not make full payment on the unpaid Initial Invoice within the time required by Section 15.B.

            F. Component Fee. If ISTA requests reduced production for any portion of Firm Order or if ISTA changes the Product labeling, ISTA will pay for any components, Raw Materials or labeling ordered by SP to meet ISTA's Rolling Forecast if SP cannot reasonably expect to utilize the components or Raw Materials for the manufacture of any product within six (6) months after the date the Firm Order was modified by ISTA.

            G. Equipment Purchase. If manufacture of any Product requires equipment which SP does not already have in its facilities and SP has agreed to install or retain such equipment in SP's facilities, ISTA will be responsible for purchase, installation and maintenance costs for such equipment. If ISTA purchases the equipment, ISTA shall be responsible for making all payment arrangements. If ISTA and SP choose to have SP purchase such equipment, ISTA will pay to SP the full purchase price for the equipment, plus a [*] handling fee and all shipping, insurance, customs and similar fees, prior to SP's purchase of the equipment. ISTA will be responsible for any and all taxes, including property taxes, applicable to such equipment. SP and ISTA will negotiate the specific details of delivery, placement, storage and care of the equipment prior to or at the time of purchase. ISTA will own all equipment purchased by either SP or ISTA pursuant to this Section if ISTA has paid the full purchase price and any applicable handling fee for such equipment. SP will handle all such equipment with the same standard of care that SP would use when handling its own equipment. SP will return the equipment to ISTA at ISTA's expense upon termination of this Agreement.

            H. Taxes and Fees. ISTA is liable for and will pay to SP or to the applicable government authority any sales, use, gross receipts, compensating or any other taxes, licenses or fees (excluding income and franchise taxes) legally incurred by SP from the State of New Mexico or any other state or tax jurisdiction as a result of purchasing materials, rendering services, transferring property, or any other action specifically necessary to fulfill the terms of this Agreement and not otherwise useful in the operation of SP's business. ISTA shall not be responsible for any taxes due on account of SP's income. The parties will cooperate with each other to provide such reasonable documentation as may be required to take advantage of applicable non-taxable transaction laws.

            I. Ownership of API & Certain Raw Materials. Title to all API, other Raw Materials furnished by ISTA, work in process, and finished Products, will at all times remain with ISTA.

            J. API. ISTA shall, at its sole cost and expense, supply SP with sufficient amounts of API as reasonably necessary for SP to fulfill its supply obligations hereunder.

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* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.



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Commencing January 1, 2003, ISTA shall provide all such API at least sixty (60)
days before the Scheduled Manufacturing Date upon which such API will be used by SP. SP shall use such API solely and exclusively for manufacturing Product for ISTA pursuant to this Agreement and shall store the API at SP's facilities in accordance with the applicable Specifications, and the terms and conditions contained herein. Prior to delivery of any of the API to SP for Processing, ISTA shall provide SP with a copy of the Material Safety Data Sheet ("MSDS") for the API, as amended, including any subsequent revisions thereto. Upon receipt of the API, SP shall conduct identification testing of the API in accordance with the applicable Specifications. The parties acknowledge and agree that title to the API shall at all times belong to and remain in ISTA. SP shall protect, manage and account for such API with the same diligence that SP uses with respect to its own inventory of like value, but in no event less than reasonable care. SP shall affix to and maintain in a conspicuous location on the API, a notice stating that such API is owned by ISTA. All API shall be kept in a secure area, separate from materials not used in the manufacture of Product. SP shall keep such API free of all security interests, liens and other encumbrances. Upon request by ISTA at any time or for any reason or purpose, SP shall return the API to ISTA at ISTA's expense.

      9.    BATCH ACCEPTANCE OR REJECTION.

            A. Delivery. Upon receipt of the Release Certificate from ISTA, SP will ship the Product at ISTA's expense, F.O.B. SP's shipment docks in Albuquerque, New Mexico to a location designated by ISTA in writing. Unless otherwise agreed in writing, in no event shall SP ship any Product prior to its receipt of the Release Certificate from ISTA. Subject to the provisions of
Section 5, SP shall ship Product to arrive on or about the delivery dates specified in ISTA's Purchase Orders. All Product delivered pursuant to the terms of this Agreement shall be packed and shipped by SP in accordance with the Specifications to the destination point designated by ISTA in writing. Each shipment of Product hereunder shall be accompanied by the documentation listed in Exhibit D attached hereto. The carrier shall be selected by ISTA. ISTA shall pay all freight, insurance charges, taxes, import and export duties, inspection fees and other charges applicable to the sale and transport of Product purchased by ISTA hereunder.

            B. Batch Acceptance or Rejection. ISTA may reject a Batch of Product only if such Batch is a Non-Conforming Batch and ISTA delivers written notice to SP of rejection within [*] days following receipt by ISTA of the Batch records relating to such Non-Conforming Batch. Any notice of rejection shall describe the defects which are the basis for such rejection and shall be accompanied by a report of analysis for the alleged Non-Conforming Batch. The failure of ISTA to reject Product in the manner set forth above will constitute acceptance of the Batch. Acceptance of a Batch by ISTA will be deemed final disposition, and a subsequent rejection of the Batch by ISTA will not be allowed, unless the defect in any Batch is [*].

            C. SP Rejection. SP may refuse to release the Batch if the Batch does not meet the Product Specifications. SP shall promptly deliver notice of any such rejection to ISTA in writing and such rejection shall describe the defects which are the basis for such rejection.


-------------------------------------------------------------------------------

* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

            D. Credit. Should ISTA reject any Non-Conforming Batch pursuant to Section 9.B, or if SP refuses to release a Batch which is not an Experimental Batch, SP will promptly credit ISTA's account for any portion of SP's fee for such Batch (plus shipping, insurance and customs charges not included therein) already paid by ISTA pursuant to this Agreement and subject to the limitations in Section 13, for the cost of ISTA-provided API used in such Batch.

            E. Dispute Over Results. If either party rejects a Batch pursuant to Section 9.B. or 9.C. and the other party fails to agree that rejection of the Batch was reasonable within ten (10) business days of receipt of notice of the rejection, the parties shall each have the right to audit the test results, out-of-specification (OOS) procedures and other relevant data and procedures relating to the rejected Batch. If, after such review, the parties cannot agree on compliance of the Product with the Specifications, the parties will use a mutually agreed upon third party laboratory to test samples of the rejected Batch and to review records and test data and other relevant information relating to the Batch. The determination of such third party testing organization shall be final and binding. The cost of the third party testing will be borne by the party found to be in error or by both of the parties in proportion to each party's responsibility for the error.

      10. ISTA INSPECTIONS. SP will permit ISTA and ISTA Designees, upon reasonable advance notice and at a time agreed to by SP, to inspect its facilities and observe its procedures applicable to manufacturing of the Products once annually prior to and during the Term of the Agreement. SP will provide only one ISTA Designee inspection each calendar year without charge and will charge for each additional ISTA Designee inspection at rates then in effect for SP regulatory personnel which SP deems necessary to accompany the ISTA Designee during such inspection. Notwithstanding the foregoing, ISTA shall have the right to perform additional quality audits which are limited in scope to address specific quality problems arising with regard to the Product. Neither ISTA nor the ISTA Designees will, without the approval of SP, have access to portions of SP's facilities at a time when such facilities are being used to manufacture products for another client of SP. ISTA's representatives and the ISTA Designees will at all times be accompanied by a representative of SP. ISTA, its employees and agents, and the ISTA Designees will comply with SP rules and regulations and good manufacturing practices while on SP's premises. ISTA specifically assumes liability for any injuries, damages or delays in production resulting solely from the action of its employees or agents and the ISTA Designees at SP facilities.

      11.   REGULATORY MATTERS.

            A. Each party shall promptly notify the other party upon being contacted by an Agency for any purpose or reason directly relating to the manufacture of the Product, including without limitation, any announced or unannounced Agency inspection. At ISTA's request, SP will provide ISTA with copies of any certification or qualification of SP required by such Agency. SP shall permit an ISTA representative to be present at SP's facilities during any such inspection directly relating to manufacture of the Product.

            B. A party receiving any document of action, including without limitation any FDA Form 483 inspectional observation report, regulatory letter, warning letter or other such document ("Responding Party") relating to the Product, as a result of a regulatory audit shall immediately provide the other party with copies of such document of action. The Responding Party shall provide the other party an opportunity, to the extent feasible under the circumstances, to provide input to any response to the document of action prior to submitting such response to the applicable Agency. ISTA and SP each agree to provide promptly (and in no event later than five business days prior to the day upon which a response is due to a regulatory agency) such information as the Responding Party deems necessary, in its sole discretion, to completely and accurately respond to the inquiry of the Agency. Failure to provide any information as required by the preceding sentence shall be a material breach of this Agreement. ISTA will pay for any charges levied by an Agency for an inspection directly relating to the Product, including travel and per diem costs, and for any other costs arising from the need to respond to an inquiry resulting from such inspection to the extent such inquiry is not related to SP's manufacturing of products other than the Product.

            C. SP and ISTA commit that all activities regarding the manufacture and testing of the Product will conform with ISTA NDA 21414 and all subsequent amendments and supplements, provided that ISTA has provided to SP all applicable portions of the CMC section of such NDA prior to submission to the FDA and provided, further, that the CMC commitments in such NDA are consistent with the master batch record, specifications, standard operating procedures and protocols previously approved by both parties. SP will provide to ISTA those portions of the CMC Section of the NDA, which apply to the work to be performed by SP for incorporation into the NDA. Copies of all approved NDA documents which apply to the work performed by SP pursuant to this Agreement, and which will be submitted to FDA, will be provided to SP's regulatory department for expedited review prior to submission to FDA, although SP's review may not delay the submission to the FDA. ISTA shall clearly indicate all changes made by ISTA to the CMC Section of the NDA, which are applicable to SP's services in order to help expedite SP's review. Copies of the final documents that are submitted to FDA and that are applicable to SP will also be provided to SP.

      12.   RECALLS AND REGULATORY ACTIONS.

            A. Cooperation. If ISTA initiates a recall, product withdrawal, or field correction of any Product, whether or not such recall has been requested or ordered by any governmental agency, ISTA will notify SP, and SP will fully cooperate with ISTA in notifying Product consumers and distributors to return all such Product and will follow any other reasonable instructions provided by ISTA. If SP believes that a recall, product withdrawal or field correction regarding the Product is appropriate, SP will immediately notify and obtain approval from ISTA prior to taking any action and the Parties will cooperate with each other in determining the necessity and nature of such action. Both parties will notify each other promptly of any other regulatory action relating to the Products such as Agency inspections, items on Form 483, or seizures.

            B. Coordination of Recall Activities. In any event, with respect to any recall, product withdrawal, or field correction of Product, ISTA will make all contacts with the Agencies and will be responsible for coordinating all of the necessary activities in connection with such recall, product withdrawal or field correction.

            C. Liability for Recall Costs. If a recall, product withdrawal or field correction of Product is necessary for any reason, SP and ISTA shall each bear the costs of the recall in proportion to each party's responsibility for the error underlying the recall; provided, however, that SP's maximum cumulative liability under this Agreement for any one recall, product withdrawal or field correction will be [*] (the "Recall Liability Limit"). In the event that SP is found to be liable for some or all of the recall costs, ISTA, at its sole discretion, may: [*]. SP shall be liable only for recall costs that result from an error or omission by SP which occurred during SP's manufacturing, labeling, packaging, storage (including storage of API) or preparation of Product for shipment. SP will not be responsible for recall costs if: (i) finished Product test results indicate that the finished Product does not meet the Specifications, (ii) SP is not responsible to perform finished Product testing, and (iii) a party other than SP is responsible for final release of the Product into commercial or clinical distribution.

            D. Confidentiality. All communications relating to any recall, product withdrawal or field correction will be held in confidence and will be subject to the terms of Section 17 of this Agreement.

      13.   LIMITATION OF LIABILITY.

            A. Lost, Damaged or Destroyed Materials. SP's liability under this Agreement for any and all claims for lost, damaged or destroyed Product, API or other ISTA-supplied materials is limited to the lesser of either: (i) [*] per Batch of lost, damaged or destroyed Product, API or other ISTA-supplied materials, or (ii) the cost of SP's services to manufacture the Product Batch for which such API or ISTA-supplied materials were to be used and the cost of such ISTA-supplied materials, as recorded on the books of ISTA as of the date of delivery of the materials to SP.

            B. Special Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY OTHER PERSON FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM OR RELATING TO THIS AGREEMENT, THE EXHIBITS, OR QUALITY AGREEMENT, OR THE SUBJECT MATTER THEREOF.

      14. INSURANCE. During the Term, SP and ISTA will each obtain and maintain comprehensive general liability ("CGL") insurance (including broad form general liability, completed operations and product liability, personal injury liability, blanket contractual liability and broad form property damage liability) with limits of not less than ten million dollars ($10,000,000) combined single limit for bodily injury and property damage liability per occurrence and annual

-------------------------------------------------------------------------------
* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

aggregate. ISTA shall be named as an additional insured under SP's CGL policy. During the Term, SP and ISTA will each obtain and maintain worker's compensation insurance as required by applicable law and employer's liability insurance with a limit of not less than one million dollars ($1,000,000). Each party will provide to the other evidence of insurance coverage as required by this Agreement and shall obtain from its insurer an undertaking to notify the other party in writing at least 30 calendar days prior to the cancellation of or any material change to such insurance policies.

      15.   TERM AND TERMINATION.

            A. Term. This Agreement shall be effective as of the date of signature of the last party to sign this Agreement and, unless sooner terminated pursuant to this Section 15, shall expire seven (7) Contract Years following the Commencement Date (the "Term").

            B. Termination for Material Breach. Either party may terminate this Agreement in the event of a material breach by the other, provided that the party asserting such breach first serves written notice of the alleged breach on the offending party and such alleged breach is not cured within ninety (90) days of said notice; provided, however, that if (i) ISTA fails to pay any SP invoice other than a Disputed Invoice within ten (10) business days after receipt of a notice from SP that payment for such invoice is overdue, SP shall be entitled to immediately terminate this Agreement, or at SP's discretion, be relieved of any further obligation to perform under this Agreement until all outstanding payments are brought current. For purposes of this Section and Section 8.E., a "Disputed Invoice" means any SP invoice which ISTA has a reasonable, good faith basis to believe is incorrect, provided that ISTA delivers a written notice to SP of such dispute prior to the payment due date for such invoice provided in
Section 8.B. of this Agreement, which notice shall include a sufficiently detailed explanation of the dispute to enable SP to investigate ISTA's claim and ISTA pays such portion of the Disputed Invoice that is not disputed by ISTA.

            C. Termination for Bankruptcy. If either party (i) suspends its business, (ii) files a voluntary petition pursuant to any reorganization or insolvency law of any jurisdiction, (iii) consents to an involuntary petition pursuant to any reorganization or insolvency law of any jurisdiction, (iv) makes an assignment for the benefit of creditors, or (v) applies for or consents to the appointment of a receiver or trustee of all or a substantial part of its property (such party, upon the occurrence of any such event, a "Bankrupt Party"), then to the extent permitted by the law, the other party to this Agreement may thereafter immediately terminate this Agreement by giving notice of termination to the Bankrupt Party.

            D. Termination by Notice. Either party may terminate this Agreement effective upon at least twelve (12) months prior written notice to the other.

            E. Effect of Expiration or Termination. Expiration or earlier termination of this Agreement will not extinguish rights or obligations previously accrued or vested.

            F. SP Obligations upon Expiration or Termination. Upon the expiration of this Agreement or its earlier termination, SP will use its best efforts to assist ISTA in the transfer of relevant manufacturing technology and information not considered to be SP's proprietary information to another qualified manufacturing site; ISTA will pay SP for all such efforts in an amount mutually agreed upon by the parties prior to transfer of information, unless such termination is by ISTA pursuant to Sections 15.B. or 15.C., in which event such transfer costs shall be borne solely by SP.

      16.   WARRANTIES.

            A. SP Warranties. SP hereby warrants and represents to ISTA as follows:

                  (1) All Product Processed by SP under this Agreement shall be merchantable, free from defects and shall not be adulterated or misbranded within the meaning of the United States Food, Drug and Cosmetic Act, as amended;

                  (2) SP will Process the Products in conformity with the Specifications;

                  (3) At the time of delivery to ISTA's designated carrier, the Product shall conform to the Specifications.

                  (4) SP shall Process all Product in a facility that is covered by and complies with all Applicable Laws, and necessary registrations and licenses and SP shall maintain all such registrations and licenses during the Term of this Agreement;

                  (5) When applicable to the work performed by SP, SP will adhere to then current GMP and other Applicable Laws;

                  (6) SP has not been debarred under the Generic Drug Enforcement Act and will not knowingly employ any person or entity that has been debarred to perform any work relating to any Product under this Agreement; and

                  (7) SP shall store all API and Product in a secure facility and in accordance with the Specifications.

            B. ISTA Warranties. ISTA hereby warrants and represents to SP as follows:

                  (1) All API and art work supplied by ISTA to SP will comply with the requirements of the Federal Food Drug and Cosmetic Act and other applicable regulatory requirements and the Specifications agreed to by the Parties;

                  (2) All API and Raw Materials supplied by ISTA will be manufactured in a facility that is covered by and complies with all necessary and appropriate Applicable Laws, registrations and licenses and that such registrations and licenses will be maintained during the Term of this Agreement;

                  (3) ISTA will market the Product only for its intended uses as approved by the Agencies; and

                  (4) Any license granted under Section 18.A. from ISTA to SP of a patent or other intellectual property necessary to manufacture the Product will not violate any provision under a third party license to ISTA for such patent or other intellectual property.

                  (5) To ISTA's knowledge, the Product does not infringe any third party patent or other intellectual property right.

            C. No Other Warranties. THE WARRANTIES SET FORTH IN SECTIONS 16.A. AND 16.B. ARE THE SOLE WARRANTIES MADE BY EITHER PARTY TO THE OTHER AND THERE ARE NO OTHER WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, REGARDING THE PRODUCTS OR ANY OTHER MATERIALS OR SERVICES TO BE SUPPLIED UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

      17.   CONFIDENTIALITY.

            A. Disclosure of Confidential Information. A Receiving Party will not use any Confidential Information of a Disclosing Party hereunder, except as permitted by this Agreement, or disclose the same to anyone other than its officers, directors, representatives, agents or employees, prospective investors or purchasers or advisors (collectively, "Representatives") who need to know such Confidential Information in connection with the Receiving Party's activities under this Agreement or in connection with a potential investment in Receiving Party or purchase or merger of Receiving Party. Each party will use its best efforts to ensure that its Representatives do not disclose or make any unauthorized use of any Confidential Information. Each party will notify the other promptly upon discovery of any unauthorized use or disclosure of the other's Confidential Information.

            B. Instructions to Representatives. Each Receiving Party will direct its Representatives to handle all Confidential Information in a manner consistent with the terms of this Agreement and to take all precautions and measures that are reasonably necessary to prevent any improper use of the Confidential Information.

            C. Additional Confidentiality Agreements. Prior to disclosing Confidential Information of a Disclosing Party hereunder to any Representative, Receiving Party will first have ensured that such Representative has executed a written confidentiality agreement requiring such

Representatives to handle all Confidential Information in a manner consistent with, and no less stringent than, the terms of this Agreement.

            D. Limitation on Confidentiality. The obligation of confidentiality imposed by this Section 17 will not apply to the extent that (i) the Receiving Party is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; (ii) the Receiving Party can demonstrate that the disclosed information was at the time of disclosure already in the public domain, other than as a result of actions or failure to act of the Receiving Party or its Representatives in violation of this Agreement; (iii) the disclosed information was rightfully known by the Receiving Party (as shown by its written records) prior to the date of disclosure to the Receiving Party in connection with the transactions contemplated by this Agreement; or (iv) the disclosed information was received by the Receiving Party on an unrestricted basis from a source which is not under duty of confidentiality to the Disclosing Party.

            E. Disclosure of Confidential Information. If the Receiving Party must make disclosure of any Confidential Information as a result of the issuance of a court order or other government process, the Receiving Party will promptly, but in no event more than forty-eight (48) hours after learning of such court order or other government process, notify, by personal delivery or facsimile, the Disclosing Party of the same. At the Disclosing Party's expense, the Receiving Party will (a) take all reasonably necessary steps requested by the Disclosing Party to defend against the enforcement of such court order or other government process or to obtain a protective order regarding such disclosure, and (b) permit the Disclosing Party to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

            F.    Term of Confidentiality. The obligations set forth in this
Section 17 will continue for a period of five (5) years following the termination of this Agreement.

            G. Return. The Receiving Party will, upon the written request of the Disclosing Party after expiration or termination of this Agreement, promptly destroy or return to the Disclosing Party all Confidential Information (including notes, writings and other material developed therefrom) and all copies thereof and retain none for its files, except that each party may retain one copy for its legal files. The return or retention of such information will not relieve the Receiving Party of its continuing obligation of confidentiality hereunder.

            H. Prior Confidentiality Agreements. The confidentiality requirements of this Section 17 shall supercede and replace any prior confidentiality agreement between ISTA and SP, but only to the extent that such confidentiality agreement relates to a Product which is the subject of this Agreement.

      18.   INTELLECTUAL PROPERTY.

            A. ISTA Ownership and Licenses. SP acknowledges that ISTA owns and possesses certain Confidential Information, inventions, technologies, processes, know-how, trade secrets, improvements, other intellectual properties and other assets relating to the Product, which have been independently developed or licensed by ISTA (collectively "ISTA Technology"). Subject to the limitations of subsection 18.C. below, ISTA shall own all inventions, developments, or improvements to the ISTA Technology, whether or not patentable that arise from, or are based upon the Product, Processing or ISTA Technology ("ISTA Developments"); provided however, that the ISTA Developments shall not include any invention, development, technology or information, consisting of any manufacturing process or methodology developed solely by SP without use of ISTA Technology. ISTA will be responsible for obtaining patent protection on inventions relating to the ISTA Technology and ISTA Developments at its own cost. SP agrees to execute all documents necessary to perfect title in the ISTA Developments in ISTA. ISTA grants a non-exclusive, royalty-free, non-transferable license to SP to use the ISTA Technology and the ISTA Developments solely for the purpose of Processing the Product for ISTA under this Agreement. ISTA's license to SP for the ISTA Technology and the ISTA Developments will terminate upon the termination or expiration of this Agreement for any reason.

            B. SP Ownership and Licenses. ISTA acknowledges that SP owns and possesses certain Confidential Information, inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets relating to the pharmaceutical development, formulation, manufacture and packaging, which have been independently developed or licensed by SP (collectively "SP Technology"). Subject to the limitations of subsections 18.A. and 18.C., SP shall own all inventions, developments, or improvements to the SP Technology, whether or not patentable that arise from, or are based upon the SP Technology and which are otherwise conceived or reduced to practice under or during the term of this Agreement by SP; provided that no SP Development may incorporate any ISTA Technology or ISTA Development ("SP Developments"). SP will be responsible for obtaining patent protection on inventions relating to the SP Technology and SP Developments at its own cost. Without limiting the provisions of Section 18.A. above, during the Term of this Agreement, SP grants to ISTA a nonexclusive, royalty-free, fully paid-up, worldwide license under all patent rights within the SP Technology or SP Developments as are reasonably necessary to enable SP to manufacture the Product for ISTA under this Agreement. In the event a license to any SP patent within the SP Technology or SP Developments is necessary to enable ISTA to manufacture the Product at a third party facility, SP shall grant a worldwide, non-exclusive license to such patent solely in connection with the Product, and ISTA and SP will negotiate a reasonable royalty for the use of such license.

            C. Joint Inventions. If work performed pursuant to this Agreement results in inventions which are jointly developed, conceived or reduced to practice by SP and ISTA because employees or agents of each of SP and ISTA make inventive contributions thereto, those employees or agents of both parties will be named as co-inventors under the laws of the United States on any patent application claiming such inventions, and ownership of such inventions shall be determined by inventorship. In such instance of a jointly owned invention, each party will have full right to exploit and license on a non-exclusive basis such jointly owned inventions without any obligation to the other party (including without limitation, the obligation to account to the other for profits). The parties will share equally the patenting cost of any jointly owned inventions. In this regard any decision to file for patent coverage on jointly owned inventions will be mutually agreed on, and the parties will select a mutually acceptable patent counsel to file and prosecute patent applications based on such joint inventions. If either party chooses not to pursue or contribute to patent protection for such joint invention in a particular country, then all right, title and interest in and to the patent or application in such country (as the case may be) and any patents issuing thereon shall be owned by the party pursuing such patent or application. The non-paying party shall notify the other party at least ninety (90) days prior to the date the next action or filing is due to be taken with respect to a jointly owned invention, patent application or patent, of its decision not to contribute to such invention, patent application or patent.

            D. Enforcement. Each party shall have the sole right, but not the obligation, to enforce its solely owned patent rights. Each party shall have the right, but not the obligation, to enforce jointly owned patent rights claiming joint inventions created or developed hereunder ("Joint Patents"). Because each party has the right to grant and authorize sublicenses under Joint Patents, a party that intends to enforce a Joint Patent shall first consult with the other party. To the extent the parties agree in writing upon an enforcement action, the non-enforcing party shall cooperate as reasonably requested by the enforcing party at the enforcing party's expense, including without limitation joining enforcement actions as a party plaintiff or taking other actions where necessary for the standing or other requirements to file or maintain the action; and (ii) the non-enforcing party shall not grant a license under the Joint Patent in a manner that avoids the enforcement action. Each party shall notify the other party in writing if it becomes aware of an infringement by a third party of any Joint Patents, and the parties will promptly thereafter meet to discuss the matter. The parties shall each have the right to participate in any action to enforce Joint Patents and shall each cooperate with the other in good faith.

      19.   INDEMNIFICATION.

            A.    Indemnification by ISTA.

                  (1)   Except as limited by Section 19.A.2., and subject to
Section 19.C., ISTA will indemnify and hold harmless SP, its affiliates, any present or future parent or subsidiary of any of them, and their respective officers, directors, employees, and agents (the "Indemnified SP Parties") from and against any and all Claims, including reasonable attorney fees and expenses, to the extent based upon any of the following:

                        (a) Any personal injury, death, product liability or property damage relating to or arising from the handling, possession, marketing, distribution, promotion, sale, or use of the Product, or the API or Raw Materials supplied by ISTA or its third party distributors (including, without limitation, product liability or strict liability);

                        (b) Infringement of third party patent, trademark or other intellectual property rights by the practice or use of the ISTA Technology or ISTA Developments;

                        (c) Any failure by ISTA to comply with any Applicable Laws; or

                        (d) The breach of any representation, warranty or covenant of ISTA contained in Section 16.B. of this Agreement

                  (2) ISTA WILL NOT INDEMNIFY, DEFEND OR HOLD HARMLESS ANY OF THE INDEMNIFIED SP PARTIES TO THE EXTENT THAT ANY CLAIM IS SUBJECT TO SP'S INDEMNIFICATION UNDER SECTION 19.B. OR ARISES OUT OF A NEGLIGENT ACT OR OMISSION OR WILLFUL MISCONDUCT OF SP.

            B.    Indemnification by SP.

                  (1)   Except as limited by Section 19.B.2. and subject to
Section 19.C., SP will indemnify and hold harmless ISTA, its affiliates, any present or future parent or subsidiary of any of them, and their respective officers, directors, employees, and agents (the "Indemnified ISTA Parties") from and against any and all Claims, including reasonable attorney fees and expenses, to the extent based upon any of the following:

                        (a) Any breach of any representation, warranty, covenant or agreement of SP contained in this Agreement;

                        (b) Any failure by SP to comply with any Applicable Laws; or

                        (c) Any personal injury, death, product liability or property damage relating to or arising from any Product supplied by SP under this Agreement, but only to the extent such failure, personal injury, product liability or property damage is attributable to SP's failure to manufacture any product in conformance with the Specifications or the Applicable Laws.

                        (d) Infringement of third party patent, trademark or other intellectual property rights by the practice or use of the SP Technology or SP Developments;

                  (2) SP WILL NOT INDEMNIFY, DEFEND OR HOLD HARMLESS ANY OF THE INDEMNIFIED ISTA PARTIES TO THE EXTENT THAT ANY CLAIM IS SUBJECT TO ISTA'S INDEMNIFICATION OF SP UNDER SECTION 19.A. OR ARISES OUT OF A NEGLIGENT ACT OR OMISSION OR WILLFUL MISCONDUCT OF ISTA.

            C. Procedure. Any party seeking indemnification under this Agreement shall promptly notify the indemnifying party of any third party claim, complaint, suit, proceeding or cause of action (collectively and individually referred to as a "Claim") of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice, or other instrument). The indemnifying party will defend, contest, or otherwise protect against any such Claims at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party shall be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. If the indemnifying party does not notify the other party of its intent to undertake the defense and/or settlement of any Claim within thirty (30) days after the receipt of notice of such Claim, upon prior written notice to the indemnifying party, the indemnified party may, but will not be obligated to, defend, contest or otherwise protect against the same, and make any reasonable compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, reasonable legal fees and court and reasonable expert fee costs and disbursements, and all amounts mutually awarded as a result of such Claims or the compromise or settlement thereof to the extent such Claim is covered under the indemnifying party's indemnification obligations under this Section 19; provided, however, that if the indemnifying party undertakes the defense and/or settlement of such matter, the indemnified party shall not be entitled to recover from the indemnifying party for its costs incurred in the defense thereof. The indemnified party shall cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

      20. NOTICE. Except as otherwise provided in this Agreement, all notices, proposals, submissions, offers, approvals, agreements, elections, consents, acceptances, waivers, reports, plans, requests, instructions and other communications required or permitted to be made or given hereunder will be in writing in the English language, and will be deemed to have been duly made or given when (i) delivered personally with receipt acknowledged, (ii) mailed in any general or branch United States Post Office, enclosed in a registered or certified postage-paid envelope, return receipt requested, or (iii) sent by facsimile (which will promptly be confirmed by a writing sent by registered or certified mail, return receipt requested), or (iv) sent by recognized overnight courier for next day delivery, in each case addressed or sent to the parties at the following addresses and facsimile numbers or to such other or additional address or facsimile number as any party will hereafter specify to the other parties:

      For Contract Issues to SP:    Arthur C. Solomon
                                    Vice President & General Manager
                                    R.P. Scherer West, Inc. d/b/a
                                    SP Pharmaceuticals
                                    4272 Balloon Park Road, N.E.
                                    Albuquerque, New Mexico 87109
                                    Fax No.  (505) 761-9229

      With a copy to:               General Counsel
                                    Cardinal Health Inc.
                                    7000 Cardinal Place
                                    Dublin, OH 43017
                                    Fax No. (614) 757-8919

      For All Issues to SP:         Jan Hickey
                                    Contract Manufacturing Director
                                    R.P. Scherer West, Inc. d/b/a
                                    SP Pharmaceuticals
                                    4272 Balloon Park Road, N.E.
                                    Albuquerque, NM  87109
                                    Fax No.  (505) 761-9229

      For All Issues to ISTA:       David R. Waltz
                                    Vice President of Finance
                                    ISTA Pharmaceuticals, Inc.
                                    15279 Alton Parkway #100
                                    Irvine, California 92692
                                    Fax No. (949) 789-7744

      With a copy to:               Stephanie L. Sharron
                                    Member
                                    Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, California 94304-1050
                                    Fax No. (650) 493-6811

      For Manufacturing and:        William Craig, Ph.D.
      Regulatory Issues to ISTA:    Vice President of Research and
                                    Product Development
                                    ISTA Pharmaceuticals, Inc.
                                    15279 Alton Parkway #100
                                    Irvine, California 92692
                                    Fax No. (949) 788-6010

      21.   MISCELLANEOUS.

            A. Force Majeure. Except as specifically set forth herein, neither SP nor ISTA will be in default under this Agreement or be liable for any failure to perform or for delay in performance resulting from any cause beyond its reasonable control, including, without limitation, acts of God, fires, floods, or weather; strikes or lockouts, factory shutdowns, embargoes, wars, hostilities or riots, delays or shortages in transportation, actions by civil or military authorities; provided, however, that notwithstanding any conflicting provisions stated herein, if either party cannot perform its obligations under this Agreement within six (6) months due to any such force majeure condition, the other party may cancel any unfilled orders and terminate this Agreement without penalty. SP will assist ISTA in its effort to identify, obtain regulatory approval qualification and start up an alternate manufacturing site if SP cannot manufacture the Product pursuant to this Section 21.A. ISTA will reimburse SP for this assistance at a reasonable amount reflecting SP's actual costs incurred as mutually agreed upon by the parties.

            B. Certain Remedies. Each party agrees that the other party may be irreparably damaged if either Section 17 or Section 18 is not performed in accordance with its terms. Accordingly, each party will be entitled to apply for injunctive relief to prevent breaches of Sections 17 or 18 of this Agreement by the other party, and the party against which the injunction is sought agrees that it shall not challenge the other party's claim of irreparable harm. These specific remedies are in addition to any other remedy to which the parties may be entitled at law or in equity.

            C. Publicity. Neither party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby, except as required under applicable law or by any governmental agency, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure.

            D. Relationship. The relationship between the parties will be governed by the terms of this Agreement and will not extend to other activities, transactions or contracts. Neither party hereto is in any way the legal representative or agent of, nor has any authority to assume or create any obligation on behalf of, the other party.

            E. Dispute Resolution. In the event of any dispute, the parties shall refer such dispute to the Chief Executive Officers of SP and ISTA (or their respective executive officer level designees) for attempted resolution by good faith negotiations within thirty (30) days after such referral is made.

            F. Arbitration. In the event the executives are unable to resolve a dispute as provided in Section 21.E., except for matters pertaining to injunctive relief, the parties shall submit their dispute to binding arbitration before a single arbitrator (i) in Orange County, California if such dispute is initiated by SP, or (ii) in Albuquerque, New Mexico, if such dispute is initiated by ISTA, such arbitration to be conducted in accordance with the Non-Administered Arbitration Rules of the CPR. The existence of the dispute, the dispute resolution process, and the arbitrator's award shall be maintained confidential, provided that the arbitrator's award may be entered as a final judgment in any court having jurisdiction.

            G. Legal Fees. In the event that any party to this Agreement is required to pursue legal action to enforce or defend its rights pursuant to this Agreement, whether by arbitration or otherwise, the prevailing party in any such legal action or proceeding shall be entitled to an award of reasonable attorney's fees and all other related costs incurred therein.

            H. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles of California. The parties agree that the U.N. Convention on Contracts for the International Sale of Goods shall not apply to this Agreement nor to any dispute or transaction arising out of this Agreement.

            I. Legal Construction. If any provision of this Agreement is deemed to be invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions contained of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which will be a reasonable substitute for such invalid and unenforceable provision.

            J. Entire Agreement, Modifications, Consents, Waivers. This Agreement, together with any Exhibit or Quality Agreement executed pursuant to this Agreement, contains the entire agreement of the parties with respect to the subject matter hereof. Except as provided herein, no interpretation, change, termination or waiver of or extension of time for performance under any provision of this Agreement will be binding upon any party unless in writing and signed by the party intended to be bound thereby. No waiver or other failure to exercise any right under, or default or extension of time for performance under, any provision of this Agreement will affect the right of any party to exercise any subsequent right under or otherwise enforce said provision or any other provision hereof or to exercise any right or remedy in the event of any other default, whether or not similar.

            K. Binding Effect and Assignment. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns. Neither this Agreement, nor any of the rights and obligations under this Agreement, may be assigned, transferred or otherwise disposed of by either party without the prior consent of the other party, unless such assignment, transfer or disposition is to a successor to all or substantially all of the businesses and assets of such party.

            L. Survival. The obligations in Sections 12, 13, 15.E, 15.F, 16, 17, 18, 19, 20 and 21 shall survive the expiration or termination of this Agreement for any reason whatsoever.

            M. Counterparts. This Agreement may be executed in any number of counterparts and each such duplicate counterpart will constitute an original.


                  Dated: June 7, 2002


ISTA Pharmaceuticals, Inc.               R.P. Scherer West, Inc. d/b/a
                                         SP Pharmaceuticals



By:                                      By:
   -----------------------------------      -----------------------------------
   Vicente Anido, Jr., Ph.D.                Arthur C. Solomon

Title: President and Chief Executive     Title: Vice President & General Manager
       Officer                                 --------------------------------
      --------------------------------

                                    EXHIBIT A

                                  SCOPE OF WORK

      This Exhibit A defines certain of the responsibilities of the parties with regard to (i) the supply, testing and release of components, raw materials, gases and water for injection, (ii) Product manufacture, inspection and shipping, (iii) receiving testing, in process testing, finished product testing and product specific validations, (iv) labeling, and (v) samples.

1. SP SUPPLIED MATERIALS. SP will provide the components, raw materials, gases and water for injection defined below.

      A.    Components, as follows:

      ==================================================================
       COMPONENT                      SPECIFICATIONS
      ==================================================================
      Vials        5cc, 13mm SO2 treated, flint tubing vial, Wheaton,
                   2705-B46BA

      ------------------------------------------------------------------
      Stoppers     13mm, lyo, V-50, West, 4432/50 with B2-44 coating
      ------------------------------------------------------------------
      Seals        13mm, 6 bridge, color to be determined, West, flip
                   off seal
      ------------------------------------------------------------------
      Shippers     Standard SP shippers.
      ==================================================================

      B. Raw Materials. SP will conduct appropriate inspection, testing and release of the following raw materials for conformance to the corresponding compendial method:

      ==================================================================
      RAW MATERIAL                                     STANDARD
      ------------------------------------------------------------------
      [*]                                              NF
      ------------------------------------------------------------------
      [*]                                              USP
      ------------------------------------------------------------------
      [*]                                              NF
      ------------------------------------------------------------------
      [*]                                              Per Batch Record
      ==================================================================

      C. Gases. SP will conduct appropriate inspection, testing and release of the following gases for conformance to the corresponding compendial method:

      ==================================================================
      GAS                                              STANDARD
      ------------------------------------------------------------------
      Nitrogen                                         NF
      ==================================================================

      D. Water for Injection. SP will conduct appropriate inspection, testing and release of the following water for injection for conformance to the corresponding compendial method:

      ==================================================================
      SUBSTANCE                                        STANDARD
      ------------------------------------------------------------------
      Water for Injection                              USP
      ==================================================================


-------------------------------------------------------------------------------
* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2. ISTA Supplied Materials. ISTA will provide the active pharmaceutical ingredient (API), ovine hyaluronidase.

      A.    The API will meet the following specifications when shipped to SP:

--------------------------------------------------------------------------------
TEST                            SPECIFICATION         METHOD

COMPENDIAL TESTS:               [*]                   [*]
      pH

      Loss on Drying            [*]                   [*]

      Hyaluronidase             [*]                   [*]
      Activity
      Assay

      Solubility                [*]                   [*]

      Appearance of             [*]                   [*]
      Powder

      Bacterial                 [*]                   [*]
      Endotoxins

      Microbial Limits          [*]                   [*]
      Test
--------------------------------------------------------------------------------
ADDITIONAL ISTA TESTS:          [*]                   [*]
      [*]

      [*]                       [*]                   [*]

      Hyaluronidase             [*]                   [*]
      Content
      Assay

      Total Protein             [*]                   [*]

      Specific Activity         [*]                   [*]
--------------------------------------------------------------------------------

      B.    The API will be shipped under frozen conditions (<-15 oC).

      C. A Certificate of Analysis will be supplied with each lot of API shipped to SP.

3. MANUFACTURING. SP will manufacture the Product in accordance with the applicable Master Batch Record and will inspect and ship the Product as follows:

      A.    Compound the bulk solution using tested and released ingredient(s).

      B. Prepare and sterilize vials and stoppers according to standard SP procedures.

      C. Filter the bulk drug solution through two 0.2-micron Sartorius filters.

      D. Fill the bulk drug solution into vials within the tolerance limits set by the batch record.

-------------------------------------------------------------------------------
* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      E.    Load the filled vials into the Hull 2 lyophilizer.

      F.    Lyophilize the product.

      G.    Stopper the vials in the lyophilizer.

      H.    Seal the vials under laminar airflow.

      I.    Perform 100% visual inspection of the finished product.

      J.    Label and carton the product for distribution

      K.    Bulk pack the product using standard SP Shippers.

      L. Ship the product to Customer FOB SP's shipping docks in Albuquerque, New Mexico.

4. RECEIVING TESTING OF THE ACTIVE PHARMACEUTICAL INGREDIENT. SP shall perform the following receiving test for the API to confirm its identification:

      ==================================================================
      TEST                              SPECIFICATIONS
      ------------------------------------------------------------------
      Enzymatic Identification Test     Absorbance unit difference > 0.4
      ==================================================================

5. IN PROCESS TESTING. While manufacturing the Product, SP will conduct the in process tests defined in the Master Batch Record for conformance to the corresponding specification:

      ==================================================================
                    TEST                          SPECIFICATIONS
      ------------------------------------------------------------------
      1.    Hyaluronidase activity        [*]
      ------------------------------------------------------------------
      2.    Appearance -- post            Clear, colorless solution free
            filtration                    of visible particulates
      ------------------------------------------------------------------
      3.    pH -- pre- and post           [*]
            filtration
      ------------------------------------------------------------------
      4.    Density -- post filtration    0.950 to 1.050 g/mL
      ------------------------------------------------------------------
      5.    Fill Volume by production     According to the batch record
            personnel
      ------------------------------------------------------------------
      6.    Pre-filtration bioburden      Per SP SOP's
      ------------------------------------------------------------------
      7.    Environmental monitoring      Per SP SOP's
      ------------------------------------------------------------------
      8.    Personnel monitoring          Per SP SOP's
      ==================================================================

6. FINISHED PRODUCT TESTING. Following manufacture of the Product, SP will conduct the finished product tests defined in the following table for conformance to the corresponding specification:

-------------------------------------------------------------------------------
* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      ===================================================================
                  TEST                            SPECIFICATIONS
      -------------------------------------------------------------------
      1.    Appearance                     White fluffy cake or powder
                                           free from visible evidence of
                                           contamination
      -------------------------------------------------------------------
      2.    USP Sterility                  Sterile
      -------------------------------------------------------------------
      3.    Particulate analysis by HIAC   Per USP
      -------------------------------------------------------------------
      4.    Bacterial Endotoxin            NMT 0.2EU/USP unit
      ===================================================================

7.    STORAGE CONDITIONS.

      A.    Active Pharmaceutical Ingredient: -15 (degrees)C to
            -25 (degrees)C

      B.    Finished Product: 2-8 (degrees)C

8.    LABELING.

      ISTA will supply SP with approved artwork that meets the applicable FDA or other regulatory laws, regulations and guidelines for the vials, inserts and cartons.

      A. SP will obtain artwork (proofs) for review and approval by SP and ISTA.

      B. ISTA will review all artwork (proofs) for adherence to regulatory requirements, accuracy of information, printing errors and misspellings, and all other issues of concern to ISTA.

      C. SP will review artwork (proofs) for printing errors only (i.e. misspelled words, broken type).

      D. SP will obtain printed labels for vials, inserts and cartons, which SP will review for printing errors, and supply samples to ISTA. ISTA will provide the final approval before labeling.

      E. SP will label the Product in accordance with the Supply Agreement, the applicable Scope of Work and all applicable FDA, or other regulatory agency, laws, regulations and guidelines.

      ------------------------------------------------------------------
      LABEL TYPE        SP ITEM NUMBER          ISTA ITEM NUMBER
      ------------------------------------------------------------------
      Vial
      ------------------------------------------------------------------
      Carton
      ------------------------------------------------------------------
      Insert
      ------------------------------------------------------------------

9. FINISHED PRODUCT SPECIFICATIONS. ISTA will assure that the finished Product meets the following specifications prior to acceptance by ISTA and ISTA's issuance of a Release Certificate.

      VITRASE(R) (HYALURONIDASE) FOR INJECTION, [*]- FINISHED PRODUCT


-------------------------------------------------------------------------------
* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
TEST                       SPECIFICATION                METHOD
--------------------------------------------------------------------------------
COMPENDIAL TESTS:               [*]                       [*]
      pH
--------------------------------------------------------------------------------
      Water Content             [*]                       [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Hyaluronidase Activity    [*]                       [*]
        Assay
--------------------------------------------------------------------------------
      Appearance of             [*]                       [*]
      Reconstituted Solution
--------------------------------------------------------------------------------
      Appearance of Powder      [*]                       [*]
--------------------------------------------------------------------------------
      Particulate Matter in     [*]                       [*]
      Reconstituted Solution
--------------------------------------------------------------------------------
      Sterility                 STERILE                   [*]
--------------------------------------------------------------------------------
      Bacterial Endotoxins      [*]                       [*]
--------------------------------------------------------------------------------
      Container Closure         [*]                       [*]
      Integrity
--------------------------------------------------------------------------------
ADDITIONAL ISTA TESTS:          [*]                       [*]
      [*]
--------------------------------------------------------------------------------
      [*]                       [*]                       [*]
--------------------------------------------------------------------------------
      Hyaluronidase Content     [*]                       [*]
        Assay
--------------------------------------------------------------------------------
      Total Protein             [*]                       [*]
--------------------------------------------------------------------------------
      SDS-PAGE                  [*]                       [*]
--------------------------------------------------------------------------------

Finished Product to be shipped under refrigerated conditions at 2-8 (degrees)C

10. PRODUCT SPECIFIC VALIDATIONS. The party indicated in the table below will conduct, or cause to be conducted, the Product specific validations defined in the following table for conformance to the applicable Specification:

--------------------------------------------------------------------------------
         VALIDATION TYPE          RESPONSIBLE   ENTITY PERFORMING   COMPLETION
                                    PARTY           VALIDATION         DATE
--------------------------------------------------------------------------------
Bacterial Endotoxin - conducted       SP                SP           Completed
on the first three lots of each
strength of each formula and
repeated as required by SP's
SOP's
--------------------------------------------------------------------------------


    * An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
         VALIDATION TYPE          RESPONSIBLE   ENTITY PERFORMING   COMPLETION
                                    PARTY           VALIDATION         DATE
--------------------------------------------------------------------------------
Bacteriostasis/Fungistasis --         SP                SP           Completed
conducted on the first lot of
each strength of each formula
and repeated as required by SP's
SOP's
--------------------------------------------------------------------------------
Analytical Method for the API        ISTA              ISTA          Completed
(in-process)
--------------------------------------------------------------------------------
Technology transfer of            ISTA & SP         ISTA & SP
analytical method for in-process
testing
--------------------------------------------------------------------------------
Analytical Method for the API        ISTA              ISTA          Completed
(ID)
--------------------------------------------------------------------------------
Technology transfer of            ISTA & SP         ISTA & SP        Completed
analytical method for ID test
--------------------------------------------------------------------------------
Analytical Method for the Product    ISTA              ISTA          Completed
--------------------------------------------------------------------------------
Filter (includes bacterial           ISTA              [*]
retention, extractables,
integrity test values and
compatibility)
--------------------------------------------------------------------------------
Chemical Container-Closure           ISTA              [*]
Integrity
--------------------------------------------------------------------------------
Microbial Container-Closure           SP                SP
Integrity
--------------------------------------------------------------------------------
Product Process (including media      SP                SP
runs, lyophilization cycle,
stirring and bulk solution
stability validations)
--------------------------------------------------------------------------------
Cleaning validation                   SP                SP
--------------------------------------------------------------------------------
Shipping                          ISTA & SP         ISTA & SP
--------------------------------------------------------------------------------


    * An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                                     PRICING

      PROJECT INITIATION FEES
--------------------------------------------------------------------------------
Project Initiation Fee                          [*]     Per project
--------------------------------------------------------------------------------
Creation of Master Batch Record                 [*]     Per product
and associated records.
Includes:
   -  Master Batch Record
   -  Sample Schedule
   -  Analytical Methods and Specifications
   -  Lyophilization Cycle
   -  Component Specifications
--------------------------------------------------------------------------------
Bacteriostasis Fungistasis,                     [*]     Per product formulation
USP/EPBio-burden, USP/EP and
Bacterial Endotoxin validation, USP/EP.
--------------------------------------------------------------------------------

      METHOD TRANSFERS
--------------------------------------------------------------------------------
UV Method Transfer Protocol MT-01-015           [*]     Per method transfer
--------------------------------------------------------------------------------
UV Method Transfer Protocol MT-02-023           [*]     Per method transfer
--------------------------------------------------------------------------------

      PREVIOUSLY MANUFACTURED PROCESS VALIDATION LOTS
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of                [*]     Lot IVS001
finished drug product in Room 252
[*] lyophilization cycle)
Does NOT Include:
   -  Labeling
   -  Carton
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of                [*]     Per batch
finished drug product in Room                           Lots IVS002, IVS003 and
252 [*] lyophilization cycle)                           IVS004
Does NOT Include:
   -  Labeling
   -  Carton
--------------------------------------------------------------------------------

      VALIDATIONS
--------------------------------------------------------------------------------
Filter Validation                               [*]     Per validation
Includes:
   -  Bacterial Retention
   -  Extractables
   -  Integrity Test Values
   -  Compatibility Studies
--------------------------------------------------------------------------------

   * An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
CMC Section of FDA Submission                   [*]     Per submission
--------------------------------------------------------------------------------
Stopper Drying, if necessary                    [*]     Per run
--------------------------------------------------------------------------------
Stopper Extractables Study                      TBD     Vendor cost plus [*]
--------------------------------------------------------------------------------
Media Run #1                                    [*]     Per run
Includes:
   -  Standard SP Protocol
   -  Up to [*] vials
--------------------------------------------------------------------------------
Media Run #2 & 3                                [*]     Per run
Includes:
   -  Standard SP Protocol
   -  Up to [*] vials
--------------------------------------------------------------------------------
PROCESS VALIDATION -- RUN #1 FOR [*] VIALS
INCLUDES:                                       [*]     per run when
-  Protocol write-up                                    Re-filtration is NOT
-  Following standard SP protocols                      required
   to perform the following studies:
      Mixing study which includes up to                 [*]
        -  8 pH and
        -  8 Hyaluronidase activity assays              NOTE: The Process
           per lot                                      validation pricing in
      Holding study which includes up to                this box will not apply
        -  9 pH and                                     to validation of batch
        -  9 Hyaluronidase activity assays              sizes larger than [*]
           per lot                                      vials. SP will requote
      Lyophilization Study:  All testing to             as necessary.
      be performed by Ista.
--------------------------------------------------------------------------------
PROCESS VALIDATION -- RUN #2 & 3 FOR [*] VIALS  [*]     per run when
INCLUDES:                                               Re-filtration is NOT
-  Following standard SP protocols                      required
   to perform the following studies:
      Mixing study which includes up to                 [*]
        -  8 pH and
        -  8 Hyaluronidase activity assays              NOTE: The Process
           per lot                                      validation pricing in
      Holding study which includes up to                this box will not apply
        -  9 pH and                                     to validation of batch
        -  9 Hyaluronidase activity assays              sizes larger than [*]
           per lot                                      vials. SP will requote
      Lyophilization Study:  All testing to             as necessary.
      be performed by Ista.
--------------------------------------------------------------------------------
Cleaning Validation                             [*]     Per validation, if
                                                        required
--------------------------------------------------------------------------------
Cleaning Verification                           [*]     Per verification, if
                                                        required
--------------------------------------------------------------------------------

* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      PROCESS VALIDATION LOTS
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of finished       [*]     Per batch
drug product in Room 252 [*]
lyophilization cycle)
Does NOT Include:
-  Labeling
-  Carton
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of finished       [*]     Per batch
drug product in Room 252 [*]
lyophilization cycle)
Does NOT Include:
-  Labeling
-  Carton
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of finished       [*]     Per batch
drug product in Room 252 [*]
lyophilization cycle)
Does NOT Include:
-  Labeling
-  Carton
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of finished       [*]     Per batch
drug product in Room 252 [*]
lyophilization cycle)
Does NOT Include:
-  Labeling
-  Carton
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of finished       [*]     Per batch
drug product in Room 252 [*]
lyophilization cycle)
Does NOT Include:
-  Labeling
-  Carton
--------------------------------------------------------------------------------
Manufacturing up to [*] vials of finished       [*]     Per batch
drug product in Room 252 [*]
lyophilization cycle)
Does NOT Include:
-  Labeling
-  Carton
--------------------------------------------------------------------------------

* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      COMMERCIAL SUPPLY MANUFACTURE

-------------------------------------------------------------------------------------------------------------------
          ACTIVITY                PRICE FOR JAPANESE DISTRIBUTION     PRICE FOR DISTRIBUTION IN ALL       OTHER
                                                                       COUNTRIES IN THE TERRITORY       COMMENTS
                                                                            OTHER THAN JAPAN
-------------------------------------------------------------------------------------------------------------------
Manufacture a theoretical         [*] per batch for the first       [*] per batch for the first       Prices are
yield of [*] vials of finished    [*] vials in each batch, plus     [*] vials in each batch, plus     based on
drug product for commercial       [*] for each additional vial      [*] for each additional vial      annual
distribution [*]                  manufactured over [*] vials,      manufactured over [*] vials,      quantities.
lyophilization cycle).            including samples, if the         including samples, if the
Does NOT Include:                 total number of vials             total number of vials
-  Labeling Labor and             manufactured to date during       manufactured to date during
   Materials                      the calendar year of such         the calendar year of such
-  Packaging Labor and            manufacture is less than [*]      manufacture is less than [*]
   Materials                      vials.                            vials.

                                  [*] per batch for the first       [*] per batch for the first
                                  [*] vials in each batch, plus     [*] vials in each batch, plus
                                  [*] for each additional vial      [*] for each additional vial
                                  manufactured over [*] vials,      manufactured over [*] vials,
                                  including samples, if the         including samples, if the
                                  total number of vials             total number of vials
                                  manufactured to date during       manufactured to date during
                                  the calendar year of such         the calendar year of such
                                  manufacture is between [*]        manufacture is between [*]
                                  vials and a maximum vial          vials and a maximum vial
                                  production of [*] vials.          production of [*] vials.
-------------------------------------------------------------------------------------------------------------------
Manufacture a theoretical         [*] per batch for the first       [*] per batch for the first       Prices are
yield of [*] vials of finished    [*] vials in each batch, plus     [*] vials in each batch, plus     based on
drug product for commercial       [*] for each additional vial      [*] for each additional vial      annual
distribution [*]                  manufactured over [*] vials       manufactured over [*] vials       quantities.
lyophilization cycle).            including samples, if the         including samples, if the
Does NOT Include:                 total number of vials             total number of vials
-  Labeling Labor and             manufactured to date during       manufactured to date during
   Materials                      the calendar year of such         the calendar year of such
-  Packaging Labor and            manufacture is less than [*]      manufacture is less than [*]
   Materials                      vials.                            vials.

                                  [*] per batch for the first       [*] per batch for the first
                                  [*] vials in each batch, plus     [*] vials in each batch, plus
                                  [*] for each additional vial      [*] for each additional vial
                                  manufactured over [*] vials,      manufactured over [*] vials,
                                  including samples, if the         including samples, if the
                                  total number of vials             total number of vials
                                  manufactured to date during       manufactured to date during
                                  the calendar year of such         the calendar year of such
                                  manufacture is between [*]        manufacture is between [*]
                                  vials and a maximum vial          vials and a maximum vial
                                  production of [*] vials.          production of [*] vials.
-------------------------------------------------------------------------------------------------------------------
Manufacture a theoretical         [*] per vial if the total         [*] per vial if the total         Prices are
yield of [*] -- [*] vials of      number of vials manufactured      number of vials manufactured      based on
finished drug product for         to date during the calendar       to date during the calendar       annual
commercial distribution [*]       year of manufacture is less       year of manufacture is less       quantities.
lyophilization cycle)             than [*] vials.                   than [*] vials.

Does NOT Include:                 [*] per vial if the total         [*] per vial if the total
-  Labeling Labor and             number of vials manufactured      number of vials manufactured
   Materials                      to date during the calendar       to date during the calendar
-  Packaging Labor and            year of manufacture is between    year of manufacture is between
   Materials                      [*] and a maximum vial            [*] and a maximum vial
                                  production of [*] vials.          production of [*] vials.
-------------------------------------------------------------------------------------------------------------------

* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

-------------------------------------------------------------------------------------------------------------------
Manufacture a theoretical         [*] per vial if the total         [*] per vial if the total         Prices are
yield of [*] vials of             number of vials manufactured      number of vials manufactured      based on
finished drug product for         to date during the calendar       to date during the calendar       annual
commercial distribution [*]       year of manufacture is less       year of manufacture is less       quantities.
lyophilization cycle).            than [*] vials.                   than [*].
Does NOT Include:
-  Labeling Labor and             [*] per vial if the total         [*] per vial if the total
   Materials                      number of vials manufactured      number of vials manufactured
-  Packaging Labor and            to date during the calendar       to date during the calendar
   Materials                      year of manufacture is            year of manufacture is
                                  between [*] and [*] vials.        between [*] and [*] vials.

                                  [*] per vial if the total         [*] per vial if the total
                                  number of vials manufactured      number of vials manufactured
                                  to date during the calendar       to date during the calendar
                                  year of manufacture is            year of manufacture is
                                  between [*] and a maximum         between [*] and a maximum
                                  vial production of [*]            vial production of [*]
                                  vials.                            vials.
-------------------------------------------------------------------------------------------------------------------
Manufacture a theoretical         [*] per vial if the total         [*] per vial if the total         Prices are
yield of [*] vials of             number of vials manufactured      number of vials manufactured      based on
finished drug product for         to date during the calendar       to date during the calendar       annual
commercial distribution. [*]      year of manufacture is less       year of manufacture is less       quantities.
lyophilization cycle)             than [*] vials.                   than [*] vials.
Does NOT Include:
-  Labeling Labor and             [*] per vial if the total         [*] per vial if the total
   Materials                      number of vials manufactured      number of vials manufactured
-  Packaging Labor and            to date during the calendar       to date during the calendar
   Materials                      year of manufacture is            year of manufacture is
                                  between [*] and [*] vials.        between [*] and [*] vials.

                                  [*] per vial if the total         [*] per vial if the total
                                  number of vials manufactured      number of vials manufactured
                                  to date during the calendar       to date during the calendar
                                  year of manufacture is            year of manufacture is
                                  between [*] and a maximum         between [*] and a maximum
                                  vial production of [*]            vial production of [*]
                                  vials.                            vials.
-------------------------------------------------------------------------------------------------------------------
Manufacture a theoretical         [*] per vial if the total         [*] per vial if the total         Prices are
yield of [*] vials of             number of vials manufactured      number of vials manufactured      based on
finished drug product for         to date during the calendar       to date during the calendar       annual
commercial distribution. [*]      year of manufacture is less       year of manufacture is less       quantities.
lyophilization cycle)             than [*] vials.                   than [*] vials.
Does NOT Include:
-  Labeling Labor and             [*] per vial if the total         [*] per vial if the total
   Materials                      number of vials manufactured      number of vials manufactured
-  Packaging Labor and            to date during the calendar       to date during the calendar
   Materials                      year of manufacture is            year of manufacture is
                                  between [*] and [*] vials.        between [*] and [*] vials.

                                  [*] per vial if the total         [*] per vial if the total
                                  number of vials manufactured      number of vials manufactured
                                  to date during the calendar       to date during the calendar
                                  year of manufacture is            year of manufacture is
                                  greater than [*] vials, with      greater than [*] vials, with
                                  no maximum vial production,       no maximum vial production,
                                  except as limited by              except as limited by
                                  lyophilizer capabilities.         lyophilizer capabilities.
-------------------------------------------------------------------------------------------------------------------

* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

      ANNUAL PRODUCT REVIEW

------------------------------------------------------------------------------------------------------------------
                     ACTIVITY                                      PRICE                        COMMENT
------------------------------------------------------------------------------------------------------------------
Annual Product Review                                     [*]                         Per year
------------------------------------------------------------------------------------------------------------------
Artwork and approvals for vial label, carton and insert   SP's Vendor Cost Plus [*]   Copies of signed artwork
------------------------------------------------------------------------------------------------------------------

MISCELLANEOUS
------------------------------------------------------------------------------------------------------------------
ACTIVITY                                                  PRICE
------------------------------------------------------------------------------------------------------------------
Consulting/Assistance of development staff including,     Billed at [*] per hour depending on the person involved,
but not limited to Product manufacture support,           plus materials.
telephone consultation and meetings.
------------------------------------------------------------------------------------------------------------------
SP's reasonable travel costs will be billed at SP's       To Be Determined, per trip
actual cost and shall include air fare, hotel,
transportation, and per diem.
------------------------------------------------------------------------------------------------------------------
Miscellaneous Dedicated Equipment & Supplies -- Tanks,    Vendor cost to SP plus shipping, handling, taxes and [*]
HPLC Columns, etc. if required                            handling fee.
------------------------------------------------------------------------------------------------------------------
Shipping                                                  All Product and samples are shipped FOB SP's WAREHOUSE.
------------------------------------------------------------------------------------------------------------------
Product Storage                                           No charge for the first [*] weeks following issuance of
                                                          a Product Batch record by SP. SP shall charge the
                                                          following storage fees for Product stored beyond [*]
                                                          weeks following issuance of the Product Batch record by
                                                          SP:

                                                                Refrigerated Storage: [*] per pallet* per month
                                                                *Or portion of one (1) pallet
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------

* An asterisk indicates confidential material has been omitted from this document and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT C

                              BILL AND HOLD REQUEST

                              (On ISTA Letterhead)

ISTA Pharmaceuticals, Inc. ("ISTA") acknowledges that SP Pharmaceuticals ("SP") has recently manufactured the following product lots for ISTA: [insert lot numbers] (the "Manufactured Product").

ISTA further acknowledges that (i) ISTA has made a fixed commitment to purchase such Product, (ii) risk of ownership for such Product passes to ISTA, (iii) ISTA has requested that such Product be on a Bill and Hold basis for legitimate business purposes, (iv) if no delivery date is determined at the time of billing, SP shall have the right to ship the Product to ISTA if SP does not receive a request for delivery within six (6) months after ISTA receives an invoice from SP, and (v) ISTA will be responsible for any decrease in market value of such Product that relates to factors and circumstances outside of SP's reasonable control.

Sincerely,



[name and position]

                                    EXHIBIT D

                             SHIPPING DOCUMENTATION

1.    Certificate of Analysis for each Batch of Product

2. Certificate of Origin for Product that is to be Distributed outside of the United States.

3. Certificates designating that the raw material for each lot of API that contributes to the Product lot was derived from TSE free herds (to be provided by ISTA to SP upon delivery of API to SP as provided in the Agreement).